UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	July 5, 2011
First M & F Corporation
(Exact name of registrant as specified in its charter)
Mississippi	0-9424	64-0636653
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
134 West Washington Street, Kosciusko, MS		39090
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (662) 289-5121
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 7.01 Regulation FD Disclosure

On June 30, 2011, First M & F Corporation issued a letter with the second quarter dividend check discussing recent financial performance and the June 30, 2011 dividend. On July 1, 2011 a copy of this letter was also sent to stockholders of shares held by banks and brokers. A copy of the letter is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.                                               Description

99.1	Letter to shareholders dated June 30, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST M & F CORPORATION

Date: July 5, 2011	By:	/s/ Robert C. Thompson, III
Name: Robert C. Thompson, III
Title: Vice President – Accounting Policy (principal accounting officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter to shareholders dated June 30, 2011